CASH TRUST SERIES, INC. (CTSI)
    Government Cash Series
    Municipal Cash Series
    Prime Cash Series
    Treasury Cash Series

CASH TRUST SERIES II (CTS-II)
    Municipal Cash Series II
    Treasury Cash Series II

MONEY MARKET OBLIGATIONS TRUST
    Massachusetts Municipal Cash Trust (MAMCT)
    New York Municipal Cash Trust(NYMCT)
            (Institutional Service Shares)
    Trust for Short-Term U.S. Government Securities (TST)


Supplement to CTSI and CTS-II Prospectuses dated July 31, 2002
-------------------------------------------------------------------------------
Supplement to  MAMCT and NYMCT Prospectuses dated December 31, 2002

Supplement to TST Prospectus dated September 30, 2002

     Under "Account and Share Information", please delete the current section entitled "Dividends and Capital Gains" and replace it with the following:


     "DIVIDENDS AND CAPITAL GAINS

     The  Fund   declares  any   dividends   daily  and  pays  them  monthly  to
     shareholders. The Fund may establish alternative days for payment of dividends each month at the election of your investment professional's firm. Each investment firm must elect the same payment date for all Shareholder accounts that are traded through the same system maintained by the firm. Unless the Transfer Agent is otherwise notified, each investment firm will be deemed to elect to receive dividends on the last day of each month. If you purchase Shares directly from the Fund, you will receive dividends on the last day of each month.

     The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments."





                                                                  March 12, 2003



Cusips

147551204   147551303
147551105   147551402
147552103   147552301
60934N518   60934N294
60934N781

28209 (3/03)